                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                                     OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  Not Applicable
                                                  -----------------------------

                       SIZELER PROPERTY INVESTORS, INC.
-------------------------------------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


Delaware                             1-9349                  72-1082589
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(STATE OR OTHER JURISDICTION     (COMMISSION               (IRS EMPLOYER
    OF INCORPORATION)            FILE NUMBER)            IDENTIFICATION NO.)



2542 Williams Boulevard, Kenner, Louisiana                        70062
-------------------------------------------------------------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                       (ZIP CODE)


Registrant's telephone number, including area code        (504) 471-6200
                                                   ----------------------------


                      This document contains 22 pages.

                    The Exhibit Index is located on Page 4.

                                 Page 1 of 22
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                                    FORM 8-K
                        SIZELER PROPERTY INVESTORS, INC.
                        --------------------------------

Item 5.   Other Events.
          ------------

          Attached hereto as Exhibit 3(ii) are the Registrant's amended By-Laws.

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

          (c)      The following exhibits are filed herewith:

                   3(ii) By-Laws of the Registrant as amended through February 26, 1996




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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Date:  February 26, 1996        SIZELER PROPERTY INVESTORS, INC.


                                By: /s/ Thomas A. Masilla, Jr.
                                   ___________________________________________
                                   Thomas A. Masilla, Jr.
                                   President and Vice Chairman



                                 Page 3 of 22
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                                 EXHIBIT INDEX


                                                       SEQUENTIALLY
EXHIBIT NO.                 DESCRIPTION                NUMBERED PAGE
-----------                 -----------                -------------
   3(ii)              By-Laws, as amended through            5
                      February 26, 1996



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